                          [Letterhead - (News Release)]

FOR IMMEDIATE RELEASE
Tues., January 16, 1996


WELLS FARGO'S FOURTH QUARTER EARNINGS INCREASE 42 PERCENT
     FOURTH QUARTER PER SHARE EARNINGS INCREASE 59 PERCENT: $6.29 VS. $3.96 A YEAR AGO

     Wells Fargo & Co. (NYSE:WFC) today reported net income of $306 million for the fourth quarter 1995, compared with $215 million for the fourth quarter of 1994, an increase of 42 percent. Per share earnings for the fourth quarter of 1995 were $6.29, compared with $3.96 in the fourth quarter of 1994, an increase of 59 percent. The percentage increase in per share earnings was greater than the percentage increase in net income due to the Company's stock repurchase program. Earnings for the full year of 1995 were $1.032 billion, or $20.37 per share, compared with $841 million, or $14.78 per share, for 1994.

     The results for both fourth quarter and full year 1995 reflected a $163 million ($94 million after tax) gain resulting from the sale of the Company's joint venture interest in Wells Fargo Nikko Investment Advisors (WFNIA). Both periods also reflected zero loan loss provisions, compared with $30 million for the fourth quarter of 1994 and $200 million for the full year of 1994.

     Return on average assets (ROA) was 2.47 percent and return on average common equity (ROE) was 34.98 percent in the fourth quarter of 1995. In the year-ago period, ROA was 1.64 percent and ROE was 23.96 percent. ROA was 2.03 percent and ROE was 29.70 percent for the full year 1995, compared with 1.62 percent and 22.41 percent, respectively, in 1994.

     "We're pleased to see another quarter of revenue growth resulting from investment spending in some of our core businesses," said Chairman Paul Hazen. "This sustained growth enables us to enter the new year with confidence and optimism."


                                     -more-

2/WF Earnings


     Net interest income on a taxable-equivalent basis was $667 million in the fourth quarter of 1995, up slightly from $656 million a year ago. For the full year 1995, net interest income on a taxable-equivalent basis was $2.655 billion, compared with $2.610 billion for the prior year. The Company's net interest margin for the fourth quarter of 1995 was 6.08 percent, compared with 5.53 percent in the same quarter of 1994. The increase in the margin was substantially attributable to a change in the mix of earning assets. The net interest margin for the full year of 1995 was 5.80 percent, compared with
5.55 percent for 1994.

     Noninterest income (NII) in the fourth quarter of 1995 was $434 million, up 48 percent from $294 million in the same quarter of 1994. This increase was substantially due to a pretax gain of $163 million resulting from the sale of the Company's joint venture interest in WFNIA to Barclays PLC of the U.K. (Barclays). As part of the sale, Barclays also acquired the Company's MasterWorks division. A significant portion of the NII increase was offset by a $70 million accrual related to the disposition of operations. For the full year 1995, NII was $1.324 billion, compared with $1.200 billion for 1994.

     Noninterest expense (NIE) in the fourth quarter of 1995 was $563 million, down 2 percent from $577 million in the same quarter of 1994. The decrease reflected lower federal deposit insurance expense resulting from the new rate structure established by the FDIC in 1995. NIE totaled $2.201 billion in 1995, compared with $2.156 billion in 1994.

     Net charge-offs in the fourth quarter of 1995 totaled $78 million, or .90 percent of average loans (annualized). The largest category of net charge-offs was credit card loans ($66 million), partially reflecting a 28 percent increase in the credit card loan portfolio since the fourth quarter of 1994. For the fourth quarter of 1994, net charge-offs totaled $58 million, or .65 percent of average loans (annualized). The largest category of net charge-offs in that period was also credit card loans ($28 million).

     For the full year 1995, net charge-offs totaled $288 million, or .83 percent of average total loans. The largest category of net charge-offs was credit card loans ($195 million). Full year 1994 net charge-offs totaled $240 million, or .70 percent of average total loans. The largest category of net charge-offs in that period was also credit card loans ($120 million).

     At December 31, 1995, the allowance for loan losses equaled 5.04 percent of total loans, compared with 5.46 percent at September 30, 1995 and 5.73 percent at December 31, 1994.

                                     -more-

3/WF Earnings


     At December 31, 1995, total nonaccrual and restructured loans were $552 million, compared with $600 million at September 30, 1995 and $582 million at December 31, 1994. Foreclosed assets were $186 million at December 31, 1995, compared with $214 million at September 30, 1995 and $272 million at December 31, 1994.

     At December 31, 1995, the Company's preliminary risk-based capital ratios were 12.45 percent for total risk-based capital and 8.80 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. At September 30, 1995, these risk-based capital ratios were 12.25 percent and 8.56 percent, respectively. At December 31, 1994, the Company's total risk-based capital ratio was 13.16 percent and the Tier 1 risk-based capital ratio was 9.09 percent. The leverage ratio at December 31, 1995 was 7.45 percent, compared with 6.93 percent at September 30, 1995 and 6.89 percent at December 31, 1994. The ratio of common equity to total assets at December 31, 1995 was 7.09 percent, compared with 6.78 percent at September 30, 1995 and 6.41 percent at December 31, 1994.

     In October 1995, the FASB agreed to a one-time opportunity for companies to reassess by year-end 1995 their classification of securities under FAS 115, Accounting for Certain Investments in Debt and Equity Securities. As a result, the Company reclassified all of its held-to-maturity investment securities at cost portfolio to the available-for-sale investment securities at fair value portfolio.

                                       ###

                                      - 4 -
Wells Earnings

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA -- NEWS RELEASE

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                    % Change
                                                        Quarter ended     Dec. 31, 1995 from               Year ended
                                     --------------------------------   --------------------     --------------------
                                      DEC. 31,   Sept. 30,    Dec. 31,  Sept. 30,    Dec. 31,     DEC. 31,    Dec. 31,         %
(in millions)                            1995        1995        1994       1995        1994         1995        1994     Change
--------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                           $    306    $    261    $    215         17%         42%    $  1,032    $    841         23%
Per common share
  Net income                         $   6.29    $   5.23    $   3.96         20          59     $  20.37    $  14.78         38
  Dividends declared                     1.15        1.15        1.00         --          15         4.60        4.00         15

Average common shares outstanding        47.0        47.9        51.8         (2)         (9)        48.6        53.9        (10)

Profitability ratios (annualized)
  Net income to average total
    assets (ROA)                         2.47%       2.07%       1.64%        19          51         2.03%       1.62%        25
  Net income applicable to common
    stock to average common
    stockholders' equity (ROE)          34.98       30.13       23.96         16          46        29.70       22.41         33

Efficiency ratio (1)                     51.1%       54.1%       60.7%        (6)        (16)        55.3%       56.6%        (2)

Average loans                        $ 34,423    $ 34,103    $ 35,326          1          (3)    $ 34,508    $ 34,039          1
Average assets                         49,169      50,062      52,090         (2)         (6)      50,767      51,849         (2)
Average core deposits                  36,943      36,618      38,307          1          (4)      36,624      39,592         (7)

Net interest margin                      6.08%       5.90%       5.53%         3          10         5.80%       5.55%         5

Average staff (full-time
  equivalent)                          19,535      19,651      19,562         (1)         --       19,520      19,558         --

AT PERIOD END
Investment securities                $  8,920    $  9,436    $ 11,608         (5)        (23)    $  8,920    $ 11,608        (23)
Loans                                  35,582      34,298      36,347          4          (2)      35,582      36,347         (2)
Allowance for loan losses               1,794       1,872       2,082         (4)        (14)       1,794       2,082        (14)
Assets                                 50,316      49,934      53,374          1          (6)      50,316      53,374         (6)
Core deposits                          37,858      37,151      38,508          2          (2)      37,858      38,508         (2)
Common stockholders' equity             3,566       3,385       3,422          5           4        3,566       3,422          4
Stockholders' equity                    4,055       3,874       3,911          5           4        4,055       3,911          4

Capital ratios
  Common stockholders' equity
    to assets                            7.09%       6.78%       6.41%         5          11         7.09%       6.41%        11
  Stockholders' equity to assets         8.06        7.76        7.33          4          10         8.06        7.33         10
  Risk-based capital (2)
    Tier 1 capital                       8.80        8.56        9.09          3          (3)        8.80        9.09         (3)
    Total capital                       12.45       12.25       13.16          2          (5)       12.45       13.16         (5)
  Leverage (2)                           7.45        6.93        6.89          8           8         7.45        6.89          8

Book value per common share          $  75.93    $  71.32    $  66.77          6          14     $  75.93    $  66.77         14

COMMON STOCK PRICE
High                                 $ 229       $ 189       $ 149-5/8        21          53     $ 229       $ 160-3/8        43
Low                                    190         177-3/4     141             7          35       143-3/8     127-5/8        12
Period end                             216         185-5/8     145            16          49       216         145            49

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.
(2)  The December 31, 1995 ratios are preliminary.

     Wells Fargo & Company and Subsidiaries
     CONSOLIDATED STATEMENT OF INCOME

     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------
                                                                           Quarter                                Year
                                                                 ended December 31,                  ended December 31,
                                                                 ------------------          %       ------------------          %
     (in millions)                                                1995        1994      Change        1995        1994      Change
     -----------------------------------------------------------------------------------------------------------------------------
     INTEREST INCOME
     Federal funds sold and securities purchased
 (1)   under resale agreements                                  $    1      $    1          -- %    $    4      $    7         (43)%
 (2) Investment securities                                         139         173         (20)        599         740         (19)
 (3) Mortgage loans held for sale                                    3          --          --          76          --          --
 (4) Loans                                                         867         809           7       3,403       3,015          13
 (5) Other                                                          --           1        (100)          3           3          --
                                                                ------      ------                  ------      ------
 (6)     Total interest income                                   1,010         984           3       4,085       3,765           8
                                                                ------      ------                  ------      ------
     INTEREST EXPENSE
 (7) Deposits                                                      247         230           7         997         854          17
     Federal funds purchased and securities sold
 (8)   under repurchase agreements                                  38          45         (16)        199          99         101
 (9) Commercial paper and other short-term borrowings                6           5          20          32          10         220
(10) Senior and subordinated debt                                   52          48           8         203         192           6
                                                                ------      ------                  ------      ------
(11)     Total interest expense                                    343         328           5       1,431       1,155          24
                                                                ------      ------                  ------      ------
(12) NET INTEREST INCOME                                           667         656           2       2,654       2,610           2
(13) Provision for loan losses                                      --          30        (100)         --         200        (100)
                                                                ------      ------                  ------      ------
     Net interest income after
(14)   provision for loan losses                                   667         626           7       2,654       2,410          10
                                                                ------      ------                  ------      ------
     NONINTEREST INCOME
(15) Service charges on deposit accounts                           121         118           3         478         473           1
(16) Fees and commissions                                          116         106           9         433         387          12
(17) Trust and investment services income                           65          51          27         241         203          19
(18) Investment securities gains (losses)                           (3)         --          --         (17)          8          --
(19) Sale of joint venture interest                                163          --          --         163          --          --
(20) Other                                                         (28)         19          --          26         129         (80)
                                                                ------      ------                  ------      ------
(21)     Total noninterest income                                  434         294          48       1,324       1,200          10
                                                                ------      ------                  ------      ------
     NONINTEREST EXPENSE
(22) Salaries                                                      187         171           9         713         671           6
(23) Incentive compensation                                         33          49         (33)        126         155         (19)
(24) Employee benefits                                              40          48         (17)        187         201          (7)
(25) Net occupancy                                                  52          54          (4)        211         215          (2)
(26) Equipment                                                      54          54          --         193         174          11
(27) Federal deposit insurance                                       5          25         (80)         52         101         (49)
(28) Other                                                         192         176           9         719         639          13
                                                                ------      ------                  ------      ------
(29)     Total noninterest expense                                 563         577          (2)      2,201       2,156           2
                                                                ------      ------                  ------      ------
     INCOME BEFORE INCOME TAX
(30)   EXPENSE                                                     538         343          57       1,777       1,454          22
(31) Income tax expense                                            232         128          81         745         613          22
                                                                ------      ------                  ------      ------

(32) NET INCOME                                                 $  306      $  215          42 %    $1,032      $  841          23 %
                                                                ------      ------        ----      ------      ------        ----
                                                                ------      ------        ----      ------      ------        ----
     NET INCOME APPLICABLE TO
(33)   COMMON STOCK                                             $  295      $  205          44 %    $  990      $  798          24 %
                                                                ------      ------        ----      ------      ------        ----
                                                                ------      ------        ----      ------      ------        ----
     PER COMMON SHARE
(34) Net income                                                 $ 6.29      $ 3.96          59 %    $20.37      $14.78          38 %
                                                                ------      ------        ----      ------      ------        ----
                                                                ------      ------        ----      ------      ------        ----

(35) Dividends declared                                         $ 1.15      $ 1.00          15 %    $ 4.60      $ 4.00          15 %
                                                                ------      ------        ----      ------      ------        ----
                                                                ------      ------        ----      ------      ------        ----

(36) Average common shares outstanding                            47.0        51.8          (9)%      48.6        53.9         (10)%
                                                                ------      ------        ----      ------      ------        ----
                                                                ------      ------        ----      ------      ------        ----
     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                                                                                    December 31,             %
                                                                        -----------------------
(in millions)                                                               1995           1994         Change
--------------------------------------------------------------------------------------------------------------
     ASSETS

 (1) Cash and due from banks                                            $  3,375       $  2,974             13 %
     Federal funds sold and securities
 (2)   purchased under resale agreements                                     177            260            (32)
     Investment securities:
 (3)   At fair value                                                       8,920          2,989            198
 (4)   At cost (estimated fair value $8,185)                                  --          8,619           (100)
                                                                        --------       --------
 (5)     Total investment securities                                       8,920         11,608            (23)

 (6) Loans                                                                35,582         36,347             (2)
 (7) Allowance for loan losses                                             1,794          2,082            (14)
                                                                        --------       --------
 (8)     Net loans                                                        33,788         34,265             (1)
                                                                        --------       --------

 (9) Due from customers on acceptances                                        98             77             27
(10) Accrued interest receivable                                             308            328             (6)
(11) Premises and equipment, net                                             862            886             (3)
(12) Goodwill                                                                382            416             (8)
(13) Other assets                                                          2,406          2,560             (6)
                                                                        --------       --------

(14)     Total assets                                                   $ 50,316       $ 53,374             (6)%
                                                                        --------       --------            ---
                                                                        --------       --------            ---
     LIABILITIES
(15) Noninterest-bearing deposits                                       $ 10,391       $ 10,145              2 %
(16) Interest-bearing deposits                                            28,591         32,187            (11)
                                                                        --------       --------
(17)     Total deposits                                                   38,982         42,332             (8)
     Federal funds purchased and securities
(18)   sold under repurchase agreements                                    2,781          3,022             (8)
(19) Commercial paper and other short-term borrowings                        195            189              3
(20) Acceptances outstanding                                                  98             77             27
(21) Accrued interest payable                                                 85             60             42
(22) Other liabilities                                                     1,071            930             15
(23) Senior debt                                                           1,783          1,393             28
(24) Subordinated debt                                                     1,266          1,460            (13)
                                                                        --------       --------

(25)     Total liabilities                                                46,261         49,463             (6)
                                                                        --------       --------

     STOCKHOLDERS' EQUITY
(26) Preferred stock                                                         489            489             --
     Common stock - $5 par value,
       authorized 150,000,000 shares;
       issued and outstanding 46,973,319 shares
(27)   and 51,251,648 shares                                                 235            256             (8)
(28) Additional paid-in capital                                            1,135            871             30
(29) Retained earnings                                                     2,174          2,409            (10)
(30) Cumulative foreign currency translation adjustments                      (4)            (4)            --
(31) Investment securities valuation allowance                                26           (110)            --
                                                                        --------       --------

(32)     Total stockholders' equity                                        4,055          3,911              4
                                                                        --------       --------
(33)     Total liabilities and stockholders' equity                     $ 50,316       $ 53,374             (6)%
                                                                        --------       --------            ---
                                                                        --------       --------            ---

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                                       Year ended December 31,
                                                       ----------------------
(in millions)                                                1995        1994
-----------------------------------------------------------------------------

BALANCE, BEGINNING OF YEAR                                 $3,911      $4,315
Net income                                                  1,032         841
Common stock issued under employee benefit and
  dividend reinvestment plans                                  90          57
Preferred stock redeemed                                       --        (150)
Common stock repurchased                                     (847)       (760)
Preferred stock dividends                                     (42)        (43)
Common stock dividends                                       (225)       (218)
Change in investment securities valuation allowance           136        (131)
                                                           ------      ------
BALANCE, END OF YEAR                                       $4,055      $3,911
                                                           ------      ------
                                                           ------      ------
-----------------------------------------------------------------------------


LOANS

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                                                  December 31,
                                                          -------------------
(in millions)                                                1995        1994
-----------------------------------------------------------------------------
Commercial (1)                                            $ 9,750     $ 8,162
Real estate 1-4 family first mortgage                       4,448       9,050
Other real estate mortgage                                  8,263       8,079
Real estate construction                                    1,366       1,013
Consumer:
  Real estate 1-4 family junior lien mortgage               3,358       3,332
  Credit card                                               4,001       3,125
  Other revolving credit and monthly payment                2,576       2,229
                                                          -------     -------
    Total consumer                                          9,935       8,686
Lease financing                                             1,789       1,330
Foreign                                                        31          27
                                                          -------     -------

    Total loans                                           $35,582     $36,347
                                                          -------     -------
                                                          -------     -------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

(1) Includes loans to real estate developers of $700 million and $525 million at December 31, 1995 and 1994, respectively.

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                    Quarter ended          Year ended
                                                      ---------------------------   -----------------
                                                      DEC. 31, Sept. 30,  Dec. 31,  DEC. 31,  Dec. 31,
(in millions)                                            1995      1995      1994      1995      1994
-----------------------------------------------------------------------------------------------------

BALANCE, BEGINNING OF PERIOD                           $1,872    $1,947    $2,110    $2,082    $2,122

Provision for loan losses                                  --        --        30        --       200

Loan charge-offs:
  Commercial (1)                                          (23)      (15)      (15)      (55)      (54)
  Real estate 1-4 family first mortgage                    (3)       (4)       (2)      (13)      (18)
  Other real estate mortgage                               (3)      (15)       (8)      (52)      (66)
  Real estate construction                                 (5)       (1)       (5)      (10)      (19)
  Consumer:
    Real estate 1-4 family junior lien mortgage            (4)       (5)       (4)      (16)      (24)
    Credit card                                           (69)      (55)      (31)     (208)     (138)
    Other revolving credit and monthly payment            (17)      (15)      (11)      (53)      (36)
                                                       ------    ------    ------    ------    ------
      Total consumer                                      (90)      (75)      (46)     (277)     (198)
  Lease financing                                          (4)       (4)       (3)      (15)      (14)
                                                       ------    ------    ------    ------    ------
        Total loan charge-offs                           (128)     (114)      (79)     (422)     (369)
                                                       ------    ------    ------    ------    ------


Loan recoveries:
  Commercial (2)                                            7        17         7        38        37
  Real estate 1-4 family first mortgage                    --         1        --         3         6
  Other real estate mortgage                               33         7         3        53        22
  Real estate construction                                 --        --         3         1        15
  Consumer:
    Real estate 1-4 family junior lien mortgage             1         1         1         3         4
    Credit card                                             3         3         3        13        18
    Other revolving credit and monthly payment              5         4         3        12        11
                                                       ------    ------    ------    ------    ------
      Total consumer                                        9         8         7        28        33
  Lease financing                                           1         6         1        11        16
                                                       ------    ------    ------    ------    ------
        Total loan recoveries                              50        39        21       134       129
                                                       ------    ------    ------    ------    ------
          Total net loan charge-offs                      (78)      (75)      (58)     (288)     (240)
                                                       ------    ------    ------    ------    ------

BALANCE, END OF PERIOD                                 $1,794    $1,872    $2,082    $1,794    $2,082
                                                       ------    ------    ------    ------    ------
                                                       ------    ------    ------    ------    ------

Total net loan charge-offs as a percentage
  of average loans (annualized) (3)                       .90%      .86%      .65%      .83%      .70%
                                                       ------    ------    ------    ------    ------
                                                       ------    ------    ------    ------    ------

Allowance as a percentage of total loans (3)             5.04%     5.46%     5.73%     5.04%     5.73%
                                                       ------    ------    ------    ------    ------
                                                       ------    ------    ------    ------    ------
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------


(1) Includes charge-offs of loans to real estate developers of $4 million and $14 million in the quarter and year ended December 31, 1994, respectively.
(2) Includes recoveries from loans to real estate developers of $1 million, $1 million and none in the quarters ended December 31, 1995, September 30, 1995 and December 31, 1994, respectively, and $3 million and $2 million in the years ended December 31, 1995 and 1994, respectively.
(3) Average and total loans exclude first mortgage loans that were reclassified to a held-for-sale category on March 31, 1995 and subsequently sold by year-end 1995.

Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                     DEC. 31,      Sept. 30,       June 30,       Mar. 31,       Dec. 31,
(in millions)                                           1995           1995           1995           1995           1994
------------------------------------------------------------------------------------------------------------------------

Nonaccrual loans:
  Commercial (1)                                      $  112         $  128         $  121          $  79         $   88
  Real estate 1-4 family first mortgage                   64             56             64             71             81
  Other real estate mortgage                             307            335            373            324            328
  Real estate construction                                46             55             58             77             58
  Consumer:
    Real estate 1-4 family junior lien mortgage            8             11             12             12             11
    Other revolving credit and monthly payment             1              1              3              3              1
                                                        ----           ----           ----           ----           ----
      Total nonaccrual loans                             538            586            631            566            567
Restructured loans (2)                                    14             14             13             15             15
                                                        ----           ----           ----           ----           ----
Nonaccrual and restructured loans                        552            600            644            581            582
As a percentage of total loans (3)                       1.6%           1.8%           1.9%           1.8%           1.6%

Foreclosed assets                                        186            214            224            273            272
Real estate investments (4)                               12             13             14             17             17
                                                        ----           ----           ----           ----           ----
Total nonaccrual and restructured loans
  and other assets                                      $750           $827           $882           $871           $871
                                                        ----           ----           ----           ----           ----
                                                        ----           ----           ----           ----           ----

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

(1) Includes loans to real estate developers of $18 million, $23 million, $27 million, $28 million and $30 million at December 31, 1995, September 30, 1995, June 30, 1995, March 31, 1995 and December 31, 1994, respectively.
(2) In addition to originated loans that were subsequently restructured, there were loans of $50 million at December 31, 1995 that were purchased at a steep discount whose contractual terms were modified after acquisition.
     The modified terms did not affect the book balance nor the yields expected at the date of purchase.
(3) Total loans exclude mortgage loans held for sale at September 30, 1995, June 30, 1995 and March 31, 1995.
(4) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $95 million, $116 million, $75 million, $64 million and $54 million at December 31, 1995, September 30, 1995, June 30, 1995, March 31, 1995 and December 31, 1994,
     respectively.


QUARTERLY TREND OF CHANGES IN NONACCRUAL LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                       DEC. 31,   Sept. 30,    June 30,    Mar. 31,    Dec. 31,   Sept. 30,    June 30,    Mar. 31,
(in millions)                             1995        1995        1995        1995        1994        1994        1994        1994
----------------------------------------------------------------------------------------------------------------------------------

BALANCE, BEGINNING OF QUARTER             $586        $631        $566        $567        $637        $712        $895      $1,194
New loans placed on nonaccrual             106         108         173         127          71          93         124          52
Loans purchased                             --          --           1          13          25          --           9          --
Loans sold                                  --         (13)         --          --          --          --          --          (3)
Charge-offs                                (27)        (27)        (18)        (28)        (25)        (38)        (27)        (35)
Payments                                   (71)        (70)        (49)        (55)        (61)        (71)        (91)       (121)
Transfers to foreclosed assets             (22)        (29)        (19)        (36)        (18)        (14)        (27)        (37)
Loans returned to accrual                  (34)        (14)        (23)        (24)        (62)        (45)       (172)       (157)
Other additions                             --          --          --           2          --          --           1           2
                                          ----        ----        ----        ----        ----        ----        ----        ----

BALANCE, END OF QUARTER                   $538        $586        $631        $566        $567        $637        $712        $895
                                          ----        ----        ----        ----        ----        ----        ----        ----
                                          ----        ----        ----        ----        ----        ----        ----        ----
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

(1)  The December 31, 1995 amounts are preliminary.

Wells Fargo & Company and Subsidiaries
NONACCRUAL LOANS BY PERFORMANCE CATEGORY (1)

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                                Cumulative
                                                                                      cash
                                                 Book                             interest         Contractual
                                            principal       Cumulative          applied to           principal
(in millions)                                 balance    charge-offs(6)        principal(6)            balance
--------------------------------------------------------------------------------------------------------------
                                                                                             DECEMBER 31, 1995
                                              ----------------------------------------------------------------
Contractually past due (2):

  Payments not made (3):
    90 days or more past due                  $ 86                $  1                $ --                $ 87
    Less than 90 days past due                   2                  --                  --                   2
                                              ----                ----                ----                ----
                                                88                   1                  --                  89
                                              ----                ----                ----                ----
  Payments made (4):
    90 days or more past due                   187                 130                  48                 365
    Less than 90 days past due                  94                  25                  27                 146
                                              ----                ----                ----                ----
                                               281                 155                  75                 511
                                              ----                ----                ----                ----
      Total past due                           369                 156                  75                 600

Contractually current (5)                      169                  54                  35                 258
                                              ----                ----                ----                ----
Total nonaccrual loans                        $538                $210                $110                $858
                                              ----                ----                ----                ----
                                              ----                ----                ----                ----
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                                                                                            September 30, 1995
                                              ----------------------------------------------------------------
Contractually past due (2):

  Payments not made (3):
    90 days or more past due                  $ 90                $  2                $ --                $ 92
    Less than 90 days past due                   5                  --                  --                   5
                                              ----                ----                ----                ----
                                                95                   2                  --                  97
                                              ----                ----                ----                ----

  Payments made (4):
    90 days or more past due                   228                 132                  48                 408
    Less than 90 days past due                  38                   6                   8                  52
                                              ----                ----                ----                ----
                                               266                 138                  56                 460
                                              ----                ----                ----                ----
      Total past due                           361                 140                  56                 557

Contractually current (5)                      225                  68                  53                 346
                                              ----                ----                ----                ----

Total nonaccrual loans                        $586                $208                $109                $903
                                              ----                ----                ----                ----
                                              ----                ----                ----                ----
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

(1) There can be no assurance that individual borrowers will continue to perform at the level indicated or that the performance characteristics will not change significantly. The December 31, 1995 amounts are preliminary.
(2) Past due is defined as a borrower whose loan principal or interest payment is 30 days or more past due.
(3)  Borrower has made no payments since being placed on nonaccrual.
(4) Borrower has made some payments since being placed on nonaccrual. Approximately $175 million and $197 million of these loans had some payments made on them during the fourth and third quarters of 1995, respectively.
(5) Current is defined as a loan for which principal and interest are being paid in accordance with the terms of the loan or is less than 30 days past due. All of the contractually current loans were placed on nonaccrual due to uncertainty of receiving full timely collection of interest or principal.
(6)  Cumulative amounts recorded since inception of the loan.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Quarter                                    Year
                                                            ended December 31,                      ended December 31,
                                                            -----------------           %           -----------------            %
(in millions)                                                1995        1994      Change           1995         1994       Change
----------------------------------------------------------------------------------------------------------------------------------

Service charges on deposit accounts                          $121        $118           3%        $  478       $  473            1%
Fees and commissions:
  Credit card membership and other credit card fees            26          17          53             95           64           48
  Debit and credit card merchant fees                          17          15          13             65           55           18
  Charges and fees on loans                                    15          10          50             52           42           24
  Shared ATM network fees                                      13          12           8             51           43           19
  Mutual fund and annuity sales fees                            8          20         (60)            33           64          (48)
  All other                                                    37          32          16            137          119           15
                                                             ----        ----                     ------       ------
    Total fees and commissions                                116         106           9            433          387           12
Trust and investment services income:
  Asset management and custody fees                            33          31           6            129          124            4
  Mutual fund management fees                                  21          12          75             71           46           54
  All other                                                    11           8          38             41           33           24
                                                             ----        ----                     ------       ------
    Total trust and investment services income                 65          51          27            241          203           19
Investment securities gains (losses)                           (3)         --          --            (17)           8           --
Sale of joint venture interest                                163          --          --            163           --           --
Income from equity investments accounted for by the:
  Cost method                                                  18          14          29             58           31           87
  Equity method                                                 9           7          29             39           31           26
Check printing charges                                         10          10          --             39           40           (3)
Losses from dispositions of operations                        (67)        (15)        347            (89)          (5)          --
Gains (losses) on sales of loans                                6           1         500            (40)           4           --
All other                                                      (4)          2        (300)            19           28          (32)
                                                             ----        ----                     ------       ------

    Total                                                    $434        $294          48%        $1,324       $1,200           10%
                                                             ----        ----        ----         ------       ------          ---
                                                             ----        ----        ----         ------       ------          ---
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


NONINTEREST EXPENSE
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Quarter                                    Year
                                                            ended December 31,                      ended December 31,
                                                            -----------------           %           -----------------            %
(in millions)                                                1995        1994      Change           1995         1994       Change
----------------------------------------------------------------------------------------------------------------------------------

Salaries                                                     $187        $171           9%        $  713       $  671            6%
Incentive compensation                                         33          49         (33)           126          155          (19)
Employee benefits                                              40          48         (17)           187          201           (7)
Net occupancy                                                  52          54          (4)           211          215           (2)
Equipment                                                      54          54          --            193          174           11
Contract services                                              46          30          53            149          101           48
Advertising and promotion                                      24          21          14             73           65           12
Telecommunications                                             14          14          --             58           49           18
Certain identifiable intangibles                               13          15         (13)            54           62          (13)
Federal deposit insurance                                       5          25         (80)            52          101          (49)
Postage                                                        13          11          18             52           44           18
Outside professional services                                  13           8          63             45           33           36
Operating losses                                                6          21         (71)            45           62          (27)
Stationery and supplies                                        10           8          25             37           30           23
Travel and entertainment                                       11           8          38             36           30           20
Goodwill                                                        9           9          --             35           36           (3)
Check printing                                                  7           6          17             25           29          (14)
Security                                                        6           5          20             21           20            5
Escrow and collection agency fees                               4           4          --             15           19          (21)
Outside data processing                                         3           3          --             11           10           10
All other                                                      13          13          --             63           49           29
                                                             ----        ----                     ------       ------

 Total                                                       $563        $577          (2)%       $2,201       $2,156            2%
                                                             ----        ----        ----         ------       ------          ---
                                                             ----        ----        ----         ------       ------          ---
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)

------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Quarter ended December 31,
                                                          --------------------------------------------------------------------
                                                                                    1995                                  1994
                                                          ------------------------------      --------------------------------
                                                                                INTEREST                              Interest
                                                          AVERAGE     YIELDS/     INCOME/     Average      Yields/      income/
(in millions)                                             BALANCE      RATES     EXPENSE      balance       rates      expense
------------------------------------------------------------------------------------------------------------------------------
   EARNING ASSETS
   Federal funds sold and securities purchased
(1)  under resale agreements                              $    83       5.59%     $   1     $     46         5.04%        $  1
   Investment securities:
     At fair value (2):
(2)    U.S. Treasury securities                               753       5.84         11          365         6.63            6
       Securities of U.S. government agencies
(3)      and corporations                                   2,476       5.61         35        1,412         5.67           22
(4)    Private collateralized mortgage obligations          1,370       6.01         21        1,198         6.20           20
(5)    Other securities                                       125      26.47          6           81        14.21            1
                                                          -------                 -----     --------                      ----
(6)       Total investment securities at fair value         4,724       6.20         73        3,056         6.10           49
                                                          -------                 -----     --------                      ----
     At cost:
(7)    U.S. Treasury securities                               676       5.04          9        1,821         4.65           21
       Securities of U.S. government agencies
(8)      and corporations                                   2,842       6.21         44        5,488         6.03           83
(9)    Private collateralized mortgage obligations            762       5.91         11        1,319         5.74           19
(10)   Other securities                                       102       7.02          2          129         5.89            2
                                                          -------                 -----     --------                      ----
(11)      Total investment securities at cost               4,382       6.00         66        8,757         5.70          125
(12)        Total investment securities                     9,106       6.10        139       11,813         5.80          174
(13)Mortgage loans held for sale (2)                          160       7.55          3           --           --           --

    Loans:
(14) Commercial                                             9,167       9.83        227        7,653         9.35          180
(15) Real estate 1-4 family first mortgage                  4,461       7.51         84        8,939         6.91          155
(16) Other real estate mortgage                             8,010       9.46        191        8,056         9.06          183
(17) Real estate construction                               1,307      10.05         33          973        10.06           25
     Consumer:
(18)   Real estate 1-4 family junior lien mortgage          3,356       8.67         73        3,333         8.30           69
(19)   Credit card                                          3,882      15.49        151        2,910        15.50          113
(20)   Other revolving credit and monthly payment           2,517      10.97         69        2,126        10.06           54
                                                          -------                 -----     --------                      ----
(21)      Total consumer                                    9,755      11.98        293        8,369        11.25          236
(22) Lease financing                                        1,705       9.22         39        1,315         8.94           29
(23) Foreign                                                   18         --         --           21           --           --
                                                          -------                 -----     --------                      ----
(24)        Total loans                                    34,423      10.03        867       35,326         9.12          808
(25)Other                                                      70         --         --           57         5.64            1
                                                          -------                 -----     --------                      ----
(26)           Total earning assets                       $43,842       9.19      1,010     $ 47,242         8.27          984
                                                          -------                 -----     --------                      ----
                                                          -------                           --------
   FUNDING SOURCES
   Interest-bearing liabilities:
     Deposits:
(27)   Interest-bearing checking                           $2,946       1.01          8     $  4,515          .98           11
(28)   Market rate and other savings                       15,955       2.66        107       17,548         2.52          112
(29)   Savings certificates                                 8,609       5.40        117        7,054         4.52           80
(30)   Other time deposits                                    297       7.64          6          296         7.44            5
(31)   Deposits in foreign offices                            673       5.75          9        1,639         5.29           22
                                                          -------                 -----     --------                      ----
(32)      Total interest-bearing deposits                  28,480       3.44        247       31,052         2.94          230
     Federal funds purchased and securities sold
(33)   under repurchase agreements                          2,665       5.69         38        3,483         5.15           46
(34) Commercial paper and other short-term borrowings         431       5.69          6          358         4.95            4
(35) Senior debt                                            1,768       6.37         29        1,578         6.18           25
(36) Subordinated debt                                      1,405       6.60         23        1,461         6.30           23
                                                          -------                 -----     --------                      ----
(37)      Total interest-bearing liabilities               34,749       3.92        343       37,932         3.43          328
(38)Portion of noninterest-bearing funding sources          9,093         --         --        9,310           --           --
                                                          -------                 -----     --------                      ----
(39)        Total funding sources                         $43,842       3.11        343     $ 47,242         2.74          328
                                                          -------                 -----     --------                      ----
                                                          -------                           --------
    NET INTEREST MARGIN AND NET INTEREST INCOME ON
(40) A TAXABLE-EQUIVALENT BASIS (3)                                     6.08%     $ 667                      5.53%        $656
                                                                        ----      -----                      ----         ----
                                                                        ----      -----                      ----         ----
    NONINTEREST-EARNING ASSETS
(41)Cash and due from banks                               $ 2,858                           $  2,680
(42)Other                                                   2,469                              2,168
                                                          -------                           --------
            Total noninterest-earning assets              $ 5,327                           $  4,848
                                                          -------                           --------
                                                          -------                           --------
    NONINTEREST-BEARING FUNDING SOURCES
(43)Deposits                                               $9,433                           $  9,190
(44)Other liabilities                                       1,148                              1,084
(45)Preferred stockholders' equity                            489                                489
(46)Common stockholders' equity                             3,350                              3,395
    Noninterest-bearing funding sources used to
(47) fund earning assets                                   (9,093)                            (9,310)
                                                          -------                           --------
(48)        Net noninterest-bearing funding sources       $ 5,327                           $  4,848
                                                          -------                           --------
                                                          -------                           --------

(49)TOTAL ASSETS                                          $49,169                           $ 52,090
                                                          -------                           --------
                                                          -------                           --------

--------------------------------------------------------------------------------

     (1) The average prime rate of Wells Fargo Bank was 8.72% and 8.13% for the quarters ended December 31, 1995 and 1994, respectively.
          The average three-month London Interbank Offered Rate (LIBOR) was 5.86% and 5.97% for the same quarters, respectively.
     (2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $4,708 million and $3,200 million for the quarters ended December 31, 1995 and 1994, respectively. The average amortized cost balance for mortgage loans held for sale totaled $160 million for the quarter ended December 31, 1995.
     (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the quarters ended December 31, 1995 and 1994.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Year ended December 31,
                                                           ---------------------------------------------------------------------
                                                                                     1995                                   1994
                                                           ------------------------------       --------------------------------
                                                                                 INTEREST                               Interest
                                                           AVERAGE    YIELDS/      INCOME/      Average       Yields/     income/
(in millions)                                              BALANCE     RATES      EXPENSE       balance        rates     expense
--------------------------------------------------------------------------------------------------------------------------------
   EARNING ASSETS
   Federal funds sold and securities purchased
(1)  under resale agreements                               $    69      5.94%     $     4     $    189         3.51%      $    7
   Investment securities:
     At fair value (2):
(2)    U.S. Treasury securities                                499      6.34           31          190         6.66           13
       Securities of U.S. government agencies
(3)       and corporations                                   1,426      5.55           81        1,547         5.82           93
(4)    Private collateralized mortgage obligations           1,095      6.24           71        1,240         6.14           80
(5)    Other securities                                         81     19.69           11           76        14.13            6
                                                           -------                 ------     --------                    ------
(6)       Total investment securities at fair value          3,101      6.17          194        3,053         6.12          192
                                                           -------                 ------     --------                    ------
     At cost:
(7)    U.S. Treasury securities                              1,246      4.88           61        2,376         4.77          113
       Securities of U.S. government agencies
(8)       and corporations                                   4,428      6.07          269        5,902         6.05          357
(9)    Private collateralized mortgage obligations           1,124      5.87           66        1,242         5.74           71
(10)   Other securities                                        145      6.90           10          133         5.75            8
                                                           -------                 ------     --------                    ------
(11)      Total investment securities at cost                6,943      5.84          406        9,653         5.69          549
(12)        Total investment securities                     10,044      5.94          600       12,706         5.79          741
(13)Mortgage loans held for sale (2)                         1,002      7.48           76           --           --           --

    Loans:
(14) Commercial                                              8,635      9.88          853        7,092         9.19          652
(15) Real estate 1-4 family first mortgage                   5,867      7.36          432        8,484         6.85          581
(16) Other real estate mortgage                              8,046      9.50          765        8,071         8.68          700
(17) Real estate construction                                1,146     10.16          116          977         9.29           91
     Consumer:
(18)   Real estate 1-4 family junior lien mortgage           3,349      8.61          288        3,387         7.75          262
(19)   Credit card                                           3,547     15.59          552        2,703        15.39          416
(20)   Other revolving credit and monthly payment            2,397     10.68          257        2,023         9.60          194
                                                           -------                 ------     --------                    ------
(21)      Total consumer                                     9,293     11.81        1,097        8,113        10.75          872
(22) Lease financing                                         1,498      9.22          138        1,271         9.16          116
(23) Foreign                                                    23      7.54            2           31         5.06            2
                                                           -------                 ------     --------                    ------
(24)        Total loans                                     34,508      9.86        3,403       34,039         8.85        3,014
(25)Other                                                       62      5.47            3           54         5.89            3
                                                           -------                 ------     --------                    ------
(26)           Total earning assets                        $45,685      8.93        4,086     $ 46,988         8.00        3,765
                                                           -------                 ------     --------                    ------
                                                           -------                            --------

    FUNDING SOURCES
    Interest-bearing liabilities:
     Deposits:
(27)   Interest-bearing checking                           $ 3,907      1.00           39     $  4,622          .98           45
(28)   Market rate and other savings                        15,552      2.61          405       18,921         2.34          442
(29)   Savings certificates                                  8,080      5.25          424        7,030         4.28          301
(30)   Other time deposits                                     385      6.14           24          304         7.35           22
(31)   Deposits in foreign offices                           1,771      5.91          105          925         4.75           44
                                                           -------                 ------     --------                    ------
(32)        Total interest-bearing deposits                 29,695      3.36          997       31,802         2.69          854
     Federal funds purchased and securities sold
(33)   under repurchase agreements                           3,401      5.84          199        2,223         4.45           99
(34) Commercial paper and other short-term borrowings          544      5.82           32          224         4.25           10
(35) Senior debt                                             1,618      6.67          107        1,930         5.29          102
(36) Subordinated debt                                       1,459      6.55           96        1,510         5.94           90
                                                           -------                 ------     --------                    ------
(37)        Total interest-bearing liabilities              36,717      3.90        1,431       37,689         3.06        1,155
(38)Portion of noninterest-bearing funding sources           8,968        --           --        9,299           --           --
                                                           -------                 ------     --------                    ------
(39)           Total funding sources                       $45,685      3.13        1,431     $ 46,988         2.45        1,155
                                                           -------                 ------     --------                    ------
                                                           -------                            --------
     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(40)   A TAXABLE-EQUIVALENT BASIS (3)                                   5.80%     $ 2,655                      5.55%      $2,610
                                                                        ----      -------                      ----       ------
                                                                        ----      -------                      ----       ------
    NONINTEREST-EARNING ASSETS
(41)Cash and due from banks                                $ 2,681                            $  2,618
(42)Other                                                    2,401                               2,243
                                                           -------                            --------
               Total noninterest-earning assets            $ 5,082                            $  4,861
                                                           -------                            --------
                                                           -------                            --------
    NONINTEREST-BEARING FUNDING SOURCES
(43)Deposits                                                $9,085                            $  9,019
(44)Other liabilities                                        1,142                               1,062
(45)Preferred stockholders' equity                             489                                 521
(46)Common stockholders' equity                              3,334                               3,558
    Noninterest-bearing funding sources used to
(47) fund earning assets                                    (8,968)                             (9,299)
                                                           -------                            --------
(48)           Net noninterest-bearing funding sources     $ 5,082                            $  4,861
                                                           -------                            --------
                                                           -------                            --------

(49)TOTAL ASSETS                                           $50,767                            $ 51,849
                                                           -------                            --------
                                                           -------                            --------

--------------------------------------------------------------------------------

     (1) The average prime rate of Wells Fargo Bank was 8.83% and 7.14% for the years ended December 31, 1995 and 1994, respectively.
          The average three-month London Interbank Offered Rate (LIBOR) was 6.04% and 4.75% for the same years, respectively.
     (2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $3,144 million and $3,131 million for the years ended December 31, 1995 and 1994, respectively. The average amortized cost balance for mortgage loans held for sale totaled
          $1,012 million for the year ended December 31, 1995.
     (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the years ended December 31, 1995 and 1994.